Exhibit 1

OMB APPROVAL
OMB Number:	3235-0145
Expires:	February 28, 2009
Estimated average burden
hours per response	14.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 5)*

AMERICAN VANGUARD CORPORATION

(Name of Issuer)

COMMON STOCK

(Title of Class of Securities)

030371108

(CUSIP Number)

Herbert A. Kraft 4695 MacArthur Court, Ste 1200 Newport Beach, Ca 92660 949.260.1200

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

February 7, 2012

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CUSIP No. 030371108

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only). Herbert A. Kraft and Eleanor L. Kraft Co-trustees of the Kraft Family Trust U/T/A 11/9/89
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) N/A
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e)
6.	Citizenship or Place of Organization
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 2,634,790* Shares of Common Stock
	8.	Shared Voting Power - 0 -
	9.	Sole Dispositive Power 2,634,790* Shares of Common Stock
	10.	Shared Dispositive Power - 0 -
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 2,634,790* Shares of Common Stock
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 9.55% of Common Stock
14.	Type of Reporting Person (See Instructions) OO

*	Includes 13,384 shares of Common Stock held by Herbert Kraft personally in an individual retirement account.

2

Herbert A. Kraft and Eleanor L. Kraft , Co-Trustees of The Kraft Family Trust u/t/a 11/9/89 (hereinafter sometimes referred to as the “Reporting Persons”), hereby amend the report on Schedule 13D filed on or about November 9, 1983 (the “Original Statement”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 1 to the Original Statement filed on or about November 21, 1984 (the “First Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 2 to the Original Statement filed on or about May 24, 1985 (the “Second Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 3 to the Original Statement filed on or about September 26, 2001 (the “Third Amendment”) (filed by Herbert A. Kraft and Eleanor L. Kraft), and the Amendment No. 4 to the Original Statement filed on or about August 11, 2011 (the “Fourth Amendment”)(filed by Herbert A. Kraft and Eleanor L. Kraft).

ITEM 1. SECURITY AND ISSUER.

This statement on Schedule 13D (this “statement”) relates to the common stock, $.10 per value per share (the “Common Stock”), of American Vanguard Corporation (the “Company”). The Company’s principal executive offices are located at 4695 MacArthur Court, Suite 1250, Newport Beach, California 92660.

ITEM 2. IDENTITY AND BACKGROUND.

(a)	Herbert A. Kraft and Eleanor L. Kraft.

(b)	Mr. Kraft’s business address is 4695 MacArthur Court, Suite 1250, Newport Beach, CA 92660.

(c)	Mr. Kraft is retired. Until June 6, 2011, he served as the Chairman of the Board of Directors of the Company. Mrs. Kraft is retired.

(d)	During the past five years, the Reporting Persons have not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	During the past five years, the Reporting Persons have not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he or she was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. and Mrs. Kraft are citizens of the United States of America.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

This Statement relates to the disposition by the Reporting Persons of 310,037 shares of Common Stock in the course of October 14, 2011 through February 7, 2012 at a daily average price ranging from $12.22 to $15.50 per share. J.P. Morgan acted as the broker on behalf of the Reporting Persons to effect the sale.

In addition, this Statement is intended to reconcile material acquisitions and dispositions, if any, made by the Reporting Persons prior to this Statement but subsequent to the Fourth Amendment. After the Fourth Amendment but prior to this Statement, the Reporting Persons have not made any acquisitions of securities of the Company which, as a result of such acquisition, resulted in a material increase of the Reporting Persons’ percentage beneficial ownership interest of the Common Stock of the Company. After the Fourth Amendment but prior to this Statement, the Reporting Persons transferred shares of Common Stock of the Company through charitable contributions and other dispositions in the aggregate of approximately 20,000 shares of Common Stock of the Company.

ITEM 4. PURPOSE OF THE TRANSACTION.

Except as disclosed in this Statement, the Reporting Persons do not have any current plan or proposal that relates to or would result in matters described in clauses (a) through (j) of the instructions to Item 4 of Schedule 13D.

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER.

(a), (b) :

Reporting Person	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)	Number of Shares with Sole Voting Power	Number of Shares with Shared Voting Power	Number of Shares with Sole Power of Disposition	Number of Shares with Shared Power of Distribution
Herbert A. Kraft and Eleanor L. Kraft, as Co-Trustees of The Kraft Family Trust u/t/a 11/9/89(2)	2,634,790	9.55%	2,634,790	-0-	2,634,790	-0-

(1)	Figures based on 27,584,051 shares of Common Stock outstanding.
(2)	Figures include 13,384 shares of Common Stock held by Herbert A. Kraft personally in an individual retirement account.

(c) Over the course of October 14, 2011 through February 7, 2012 the reporting Persons sold 310,037 shares of Common Stock at a daily average selling price ranging from $12.22 to $15.50 per share. J.P. Morgan acted as the broker.

(d) None.

(e) Not applicable.

ITEM 6. CONTRACTS, AGREEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

The Reporting Persons are not currently parties to any contract, arrangement, understanding, or relationship with respect to any securities of the Company.

ITEM 7. MATERIALS TO BE FILED AS EXHIBITS.

Pursuant to Rule 13d-2(e), this Statement contains a restatement of the text of the Original Statement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, which are set forth in the Fourth Amendment attached hereto.

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: February 16, 2012	/s/ HERBERT A. KRAFT
Herbert A. Kraft
CO-TRUSTEE OF THE KRAFT FAMILY TRUST U/T/A 11/9/89

/s/ ELEANOR L. KRAFT
Eleanor L. Kraft
CO-TRUSTEE OF THE KRAFT FAMILY TRUST U/T/A 11/9/89

Exhibit 1

OMB APPROVAL
OMB Number:	3235-0145
Expires:	February 28, 2009
Estimated average burden
hours per response	14.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 4)*

AMERICAN VANGUARD CORPORATION

(Name of Issuer)

COMMON STOCK

(Title of Class of Securities)

030371108

(CUSIP Number)

Herbert A. Kraft 4695 MacArthur Court, Ste 1200 Newport Beach, Ca 92660 949.260.1200

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

May 23, 2011

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CUSIP No. 030371108

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only). Herbert A. Kraft and Eleanor L. Kraft Co-trustees of the Kraft Family Trust U/T/A 11/9/89
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) N/A
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e)
6.	Citizenship or Place of Organization
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 2,964,827 Shares of Common Stock*
	8.	Shared Voting Power - 0 -
	9.	Sole Dispositive Power 2,964,827 Shares of Common Stock*
	10.	Shared Dispositive Power - 0 -
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 2,964,827 Shares of Common Stock*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 10.8% of Common Stock
14.	Type of Reporting Person (See Instructions) OO

*	Includes 13,384 shares of Common Stock held by Herbert Kraft personally in an individual retirement account.

Instructions for Cover Page

8

Herbert A. Kraft and Eleanor L. Kraft , Co-Trustees of The Kraft Family Trust u/t/a 11/9/89 (hereinafter sometimes referred to as the “Reporting Persons”), hereby amend the report on Schedule 13D filed on or about November 9, 1983 (the “Original Statement”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 1 to the Original Statement filed on or about November 21, 1984 (the “First Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 2 to the Original Statement filed on or about May 24, 1985 (the “Second Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft), and the Amendment No. 3 to the Original Statement filed on or about September 26, 2001 (the “Third Amendment”) (filed by Herbert A. Kraft and Eleanor L. Kraft).

ITEM 1. SECURITY AND ISSUER.

This statement on Schedule 13D (this “statement”) relates to the common stock, $.10 per value per share (the “Common Stock”), of American Vanguard Corporation (the “Company”). The Company’s principal executive offices are located at 4695 MacArthur Court, Suite 1250, Newport Beach, California 92660.

ITEM 2. IDENTITY AND BACKGROUND.

(a)	Herbert A. Kraft and Eleanor L. Kraft.

(b)	Mr. Kraft’s business address is 4695 MacArthur Court, Suite 1250, Newport Beach, CA 92660.

(c)	Mr. Kraft is retired. Until June 9, 2011, he served as the Chairman of the Board of Directors of the Company. Mrs. Kraft is retired.

(d)	During the past five years, the Reporting Persons have not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	During the past five years, the Reporting Persons have not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he or she was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. and Mrs. Kraft are citizens of the United States of America.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

This Statement relates to the disposition by the Reporting Persons of 273,806 shares of Common Stock over the course of May 12, 2011 through May 23, 2011 at a daily average price ranging from $10.00 to $10.07 per share. J.P. Morgan acted as the broker on behalf of the Reporting Persons to effect the sale. The sale was made in connection with a form 144 dated May 11, 2011.

In addition, this Statement is intended to reconcile material acquisitions and dispositions, if any, made by the Reporting Persons prior to this Statement but subsequent to the Third Amendment. After the Third Amendment but prior to this Statement, the Reporting Persons have not made any acquisitions of securities of the Company which, as a result of such acquisition, resulted in a material increase of the Reporting Persons’ percentage beneficial ownership interest of the Common Stock of the Company. After the Third Amendment but prior to this Statement, the Reporting Persons transferred shares of Common Stock of the Company through charitable contributions and other dispositions in the aggregate of approximately 583,955 shares of Common Stock of the Company.

ITEM 4. PURPOSE OF THE TRANSACTION.

Except as disclosed in this Statement, the Reporting Persons do not have any current plan or proposal that relates to or would result in matters described in clauses (a) through (j) of the instructions to Item 4 of Schedule 13D.

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER.

(a), (b) :

Reporting Person	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)	Number of Shares with Sole Voting Power	Number of Shares with Shared Voting Power	Number of Shares with Sole Power of Disposition	Number of Shares with Shared Power of Distribution
Herbert A. Kraft and Eleanor L. Kraft, as Co-Trustees of The Kraft Family Trust u/t/a 11/9/89(2)	2,964,827	10.8%	2,964,827	-0-	2,964,827	-0-

(1)	Figures based on 27,568,281 shares of Common Stock outstanding.
(2)	Figures include 13,384 shares of Common Stock held by Herbert A. Kraft personally in an individual retirement account.

(c) Over the course of May 12, 2011 through May 23, 2011 the reporting Persons sold 273,806 shares of Common Stock at a daily average selling price ranging from $10.00 to $10.07 per share. J.P. Morgan acted as the broker. The sale was made in connection with a form 144 dated May 11, 2011.

(d) None.

(e) Not applicable.

ITEM 6. CONTRACTS, AGREEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

The Reporting Persons are not currently parties to any contract, arrangement, understanding, or relationship with respect to any securities of the Company.

ITEM 7. MATERIALS TO BE FILED AS EXHIBITS.

Pursuant to Rule 13d-2(e), this Statement contains a restatement of the text of the Original Statement, the First Amendment, and the Second Amendment, and the Third Amendment which are set forth in the Third Amendment attached hereto.

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: August 10, 2011	/s/ HERBERT A. KRAFT
Herbert A. Kraft
CO-TRUSTEE OF THE KRAFT FAMILY TRUST U/T/A 11/9/89

/s/ ELEANOR L. KRAFT
Eleanor L. Kraft
CO-TRUSTEE OF THE KRAFT FAMILY TRUST U/T/A 11/9/89

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 3)*

AMERICAN VANGUARD CORPORATION

(Name of Issuer)

COMMON STOCK

(Title of Class of Securities)

030371108

(CUSIP Number)

Herbert A. Kraft 4695 MacArthur Boulevard, Suite 1250 Newport Beach, CA 92660 (949) 260-1200

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

June 28, 2001

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Sections 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7(b) for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 030371108	SCHEDULE 13D

1.	Names of Reporting Persons I.R.S. Identification Nos. of above persons (entities only) HERBERT A. KRAFT AND ELEANOR L. KRAFT, CO-TRUSTEES OF THE KRAFT FAMILY TRUST U/T/A/ 11/9/89
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) N/A
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization CALIFORNIA
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 521,754 SHARES OF COMMON STOCK*
	8.	Shared Voting Power - 0 -
	9.	Sole Dispositive Power 521,754 SHARES OF COMMON STOCK*
	10.	Shared Dispositive Power -0-
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 521,754 SHARES OF COMMON STOCK*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented By Amount In Row (11) 18.2% OF SHARES OF COMMON STOCK
14.	Type of Reporting Person (See Instructions) OO

*	Includes 1,730 shares of Common Stock held by Herbert Kraft personally in an individual retirement account.

CUSIP No. 030371108	SCHEDULE 13D

Herbert A. Kraft and Eleanor L. Kraft, Co-Trustees of The Kraft Family Trust u/t/a 11/9/89 (hereinafter sometimes referred to as the “Reporting Persons”), hereby amend the report on Schedule 13D filed on or about November 9, 1983 (the “Original Statement”) (filed by Glenn A. Wintemute and Herbert A. Kraft), the Amendment No. 1 to the Original Statement filed on or about November 21, 1984 (the “First Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft), and the Amendment No. 2 to the Original Statement filed on or about May 24, 1985 (the “Second Amendment”) (filed by Glenn A. Wintemute and Herbert A. Kraft).

ITEM 1.	SECURITY AND ISSUER.

This statement on Schedule 13D (this “Statement”) relates to the common stock, $.10 par value per share (the “Common Stock”), of American Vanguard Corporation (the “Company”). The Company’s principal executive offices are located at 4695 MacArthur Boulevard, Suite 1250, Newport Beach, California 92660.

ITEM 2.	IDENTITY AND BACKGROUND.

(a)	Herbert A. Kraft and Eleanor L. Kraft.

(b)	Mr. Kraft’s business address is 4695 MacArthur Boulevard, Suite 1250, Newport Beach, California 92660. Mrs. Kraft is retired.

(c)	Mr. Kraft is the Co-Chairman of the Board of Directors of the Company. Mrs. Kraft is retired.

(d)	During the past five years, the Reporting Persons have not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	During the past five years, the Reporting Persons have not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he or she was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. and Mrs. Kraft are citizens of the United States of America.

ITEM 3.	SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

This Statement relates to the disposition by the Reporting Persons of 175,000 shares of Common Stock at $13.60 per share. Goldsmith & Harris Incorporated acted as the selling agent on behalf of the Reporting Persons to effect the sale, and in exchange received $0.20 per share. The sale was made in connection with the Prospectus dated June 14, 2001 and the Prospectus Supplement dated June 28, 2001 (collectively, the “Prospectus”) related to the Company’s Registration Statement on Form S-3, Registration No. 333-62612 (the “Registration Statement”).

CUSIP No. 030371108	SCHEDULE 13D

In addition, this Statement is intended to reconcile material acquisitions and dispositions, if any, made by the Reporting Persons prior to this Statement but subsequent to the Second Statement. After the Second Amendment but prior to this Statement, the Reporting Persons have not made any acquisitions of securities of the Company which, as a result of such acquisition, resulted in a material increase of the Reporting Persons’ percentage beneficial ownership interest of the Common Stock of the Company. After the Second Amendment but prior to this Statement, the Reporting Persons transferred shares of Common Stock of the Company held in the individual name of one or both of the Reporting Persons to The Kraft Family Trust u/t/a 11/9/89 for estate planning purposes, and made other dispositions in the aggregate of approximately 286,440 shares of Common Stock of the Company.

ITEM 4.	PURPOSE OF THE TRANSACTION.

Except as disclosed in this Statement, the Reporting Persons do not have any current plan or proposal that relates to or would result in matters described in clauses (a) through (j) of the instructions to Item 4 of Schedule 13D.

ITEM 5.	INTEREST IN SECURITIES OF THE ISSUER.

(a), (b):

Reporting Person	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)	Number of Shares with Sole Voting Power	Number of Shares with Shared Voting Power	Number of Shares with Sole Power of Disposition	Number of Shares with Shared Power of Disposition
Herbert A. Kraft and Eleanor L. Kraft, as Co-Trustees of The Kraft Family Trust u/t/a 11/9/89 (2)	521,754	18.2%	521,754	-0-	521,754	-0-

(1)	Figures based on 2,870,274 shares of Common Stock outstanding.
(2)	Figures include 1,730 shares of Common Stock held by Herbert A. Kraft personally in an individual retirement account.

CUSIP No. 030371108	SCHEDULE 13D

(c)	On June 28, 2001, the Reporting Persons sold 175,000 shares of Common Stock at $13.60 per share. Goldsmith & Harris Incorporated acted as the selling agent on behalf of the Reporting Persons to effect the sale, and in exchange received $0.20 per share. The sale was made in connection with the Prospectus related to the Registration Statement.

(d)	None.

(e)	Not applicable.

ITEM 6.	CONTRACTS, AGREEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

The Reporting Persons are not currently parties to any contract, arrangement, understanding, or relationship with respect to any securities of the Company.

ITEM 7.	MATERIALS TO BE FILED AS EXHIBITS.

Pursuant to Rule 13d-2(e), this Statement contains a restatement of the text of the Original Statement, the First Amendment and the Second Amendment, which are attached hereto as exhibits as follows:

1.	Original Statement

2.	First Amendment

3.	Second Amendment

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated: September 26, 2001	/s/ HERBERT A. KRAFT
Herbert A. Kraft
CO-TRUSTEE OF THE KRAFT
FAMILY TRUST U/T/A 11/9/89

/s/ ELEANOR L. KRAFT
Eleanor L. Kraft
CO-TRUSTEE OF THE KRAFT
FAMILY TRUST U/T/A 11/9/89

EXHIBIT INDEX

Exhibit No.	Description

1.	Original Statement

2.	First Amendment

3.	Second Amendment

EXHIBIT 1

CUSIP No. 030371108	SCHEDULE 13D

ORIGINAL STATEMENT

Item 1.	Security and Issuer.

This statement relates to the common stock, $.10 par value per share (the “Common Stock”), of American Vanguard Corporation, a Delaware corporation (the “Company”), whose principal executive offices are located at 4100 East Washington Boulevard, Los Angeles, California 91504.

Item 2.	Identity and Background.

Two persons are jointly filing this statement: Herbert A. Kraft and Glenn A. Wintemute (sometimes referred to herein as the “Reporting Persons”). Certain information with respect to each of them follows:

1.	(a) Herbert A. Kraft.

(b)	The business address of Mr. Kraft is 4100 East Washington Boulevard, Los Angeles, California 90023.

(c)	The present principal occupation of Mr. Kraft is that of Chairman of the Board and President of the Company. Mr. Kraft is also a director and 7.0% stockholder of the Company.

(d)	During the last five years and prior thereto, Mr. Kraft has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	During the last five years and prior thereto, Mr. Kraft has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in his becoming subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. Kraft is a citizen of the United States of America.

2.	(a) Glenn A. Wintemute.

(b)	The business address of Mr. Wintemute is 4100 East Washington Boulevard, Los Angeles, California 90023.

(c)	The present principal occupation of Mr. Wintemute is that of President of Amvac Chemical Corporation, a wholly-owned subsidiary of the Company. Mr. Wintemute is also a director, vice president and 18.1% stockholder of the Company.

CUSIP No. 030371108	SCHEDULE 13D

(d)	During the last five years and prior thereto, Mr. Wintemute has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	During the last five years and prior thereto, Mr. Wintemute has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in his becoming subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Mr. Wintemute is a citizen of the United States of America.

Item 3.	Source and Amount of Funds or Other Consideration.

The securities giving rise to the filing of this Schedule 13D were previously acquired or received by the Reporting Persons from time to time for investment purposes. Both of the Reporting Persons acquired their respective shares of Common Stock of the Company in connection with stock reorganization transactions in which formerly unaffiliated companies became subsidiaries of the Company. Mr. Kraft received his shares in connection with the January 1969 reorganization whereby Captive Air and Manufacturers Mirror & Glass Co., Inc., became wholly-owned subsidiaries of the Company. Mr. Wintemute received his shares in connection with the October 1971 reorganization whereby AMVAC Chemical Corporation (formerly Duram Chemical Corporation) became a wholly-owned subsidiary of the Company. Both Messrs. Kraft and Wintemute had previously acquired their shares of the formerly unaffiliated companies for cash. Neither of the Reporting Persons has previously filed either a Schedule 13D or a Schedule 13G.

With respect to the potential acquisitions described in Item 4, Messrs. Kraft and Wintemute intend to use personal funds. Although no final decision has been made as to the method of obtaining such funds, it is anticipated that Messrs. Kraft and Wintemute will borrow the necessary funds from a commercial bank.

Item 4.	Purpose of Transaction.

At the time of the acquisition of shares of the Common Stock by the Reporting Persons there were no plans or proposals by or between the Reporting Persons which would relate to or result in matters described in clauses (b) through (j) of Item 4 of Schedule 13D.

The Reporting Persons are both directors and executive officers of the Company. At present, Messrs. Kraft and Wintemute beneficially own 7.0% and 18.1% of the shares of Common Stock outstanding. They have decided to attempt to acquire sufficient additional shares so that they will each individually own the same number of shares and collectively they will own more than 50% of the issued and outstanding shares of the Common Stock of the Company. Initially they intend, to the extent permitted by law, to approach a small number of major holders of shares and effect private purchases. They are also considering a public tender to all existing stockholders of the Company. There are no other plans or proposals described in the instructions to Item 4 by or between the Reporting Persons. If successful in acquiring more than 50% of the issued and outstanding securities, the Reporting Persons do not intend to materially change the Company’s management, present capitalization or dividend policy, the charter documents or the Company’s business or corporate structure.

CUSIP No. 030371108	SCHEDULE 13D

Item 5.	Interest of Securities of the Issuer.

The following information is furnished with respect to the Common Stock of the Company beneficially owned by each of the Reporting Persons:

Name	Total Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned	Number of Shares Sole Power to Vote	Number of Shares Shared Power to Vote	Number of Shares Sole Power of Disposition	Number of Shares Shared Power of Disposition
Herbert A. Kraft	121,909	(1)	7.0%	121,909	-0-	121,909	-0-
Glenn A. Wintemute	316,521	(2)	18.1%	316,521	-0-	316,521	-0-

Totals	438,430		25.1%	438,430	-0-	438,430	-0-

With the exception of the transaction referred to in Footnote (2) to the foregoing table, neither of the Reporting Persons has effected a trade in the Company’s Common Stock within the sixty days prior to October 28, 1983.

(1)	On September 28, 1979, Herbert A. Kraft acquired four separate options to purchase 79,879 shares currently held by four persons. The 79,879 shares subject to these options are not included in the 121,909 shares shown above as owned by Mr. Kraft. The right to exercise this option is dependent upon the prior disposition of shares of the Company by certain other shareholders or upon a public trading price exceeding $2.40 per share of Common Stock for a stated period of time. At November 1, 1983, the quoted public trading price of a share of Common Stock was $.50; however, there has been no trading in such shares for over three years.
(2)	Does not include 62,545 shares to be returned to Mr. Wintemute in cancellation of a promissory note previously given to Mr. Wintemute by the stockholder as consideration for such shares.

CUSIP No. 030371108	SCHEDULE 13D

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to the Securities of the Issuer.

Messrs. Kraft and Wintemute have agreed to share all expenses associated with acquiring shares of Common Stock of the Company. There are no other contracts, arrangements, understandings or relationships (legal or otherwise) between the Reporting Persons or between such persons and any other person with respect to any securities of the Company.

Item 7.	Material to Be Filed as Exhibits.

Inapplicable.

SIGNATURES

After reasonable inquiry and to the best knowledge and belief of each of the undersigned, the undersigned each certify that the information set forth in this statement with respect to such signatory is true, complete and correct.

Name	Date of Execution

/S/ HERBERT A. KRAFT	November 4, 1983
Herbert A. Kraft

/S/ GLENN A. WINTEMUTE	November 4, 1983
Glenn A. Wintemute

EXHIBIT 2

CUSIP No. 030371108	SCHEDULE 13D

FIRST AMENDMENT

Item 1.	Security and Issuer.

This Amendment No. 1 relates to the common stock, $.10 par value per share (the “Common Stock”), of American Vanguard Corporation, a Delaware corporation (the “Company”), whose principal executive offices are located at 4100 East Washington Boulevard, Los Angeles, California 90023. The original Schedule 13D, which is being amended hereby, was filed with the Securities and Exchange Commission by Glenn A. Wintemute and Herbert A. Kraft on November 4, 1983 (the “November, 1983 Filing”). This Amendment was necessitated by the transactions described in the second paragraph of Item 4 below.

Item 2.	Identity and Background.

Two persons are jointly filing this Amendment No. 1: Herbert A. Kraft and Glenn A. Wintemute (sometimes referred to herein as the “Reporting Persons”). Reference is made to the background information of the Reporting Persons set forth under Item 2 of the November, 1983 Filing which information is incorporated herein by this reference.

Item 3.	Source and Amount of Funds or Other Consideration.

In addition to the 746,555 shares of Common Stock acquired on November 8, 1984 (see Item 4 below for description of this transaction), certain information with respect to shares previously owned by the Reporting Persons, is set forth in Item 3 of the November, 1983 Filing which information is incorporated herein by this reference.

The 746,555 shares described in Item 4 were acquired pursuant to 3-year promissory notes delivered to each Selling Stockholder providing for semi-annual payments of interest; such payments are secured by a pledge of the shares of Common Stock so acquired. No down payment was required by the Stock Purchase Agreements, and no decision has been made by the Reporting Persons as to the method of obtaining funds necessary to make the installment payments called for under the promissory notes.

Item 4.	Purpose of Transaction.

At the time of the acquisition of shares of the Common Stock by the Reporting Persons described in the November, 1983 Filing and in the next paragraph, there were and are no plans or proposals by or between the Reporting Persons which would relate to or result in matters described in clauses (b) through (j) of Item 4 of Schedule 13D.

CUSIP No. 030371108	SCHEDULE 13D

The Reporting Persons are both directors and executive officers of the Company. On November 8, 1984, the Reporting Persons acquired 746,555 shares of the Common Stock from 31 stockholders. Attached as Exhibit 1 hereto is a copy of the form of Stock Purchase Agreement (together with the promissory note and pledge agreement) used in each of the 31 purchase and sale transactions. Attached as Exhibit 2 is a list of the names of each of the stockholders from whom the shares of the Common Stock were acquired, the number of shares acquired from each and the price per share paid to such selling stockholders by the Reporting Persons.

The Reporting Persons do not intend to materially change the Company’s management, present capitalization or dividend policy, the charter documents or the Company’s business or corporate structure.

Item 5.	Interest of Securities of the Issuer.

The following information is furnished with respect to the Common Stock of the Company beneficially owned by each of the Reporting Persons:

Name	Total Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned	Number of Shares Sole Power to Vote	Number of Shares Shared Power to Vote	Number of Shares Sole Power of Disposition	Number of Shares Shared Power of Disposition
Herbert A. Kraft	868,464	(1)	49.76%	121,909	746,555	121,909	746,555
Glenn A. Wintemute	1,125,621	(1)	64.50%	379,066	746,555	379,066	746,555

Totals	1,931,540		110.68%	500,975	746,555	500,975	746,555

With the exception of the transaction referred to in Footnote (2) to the foregoing table, neither of the Reporting Persons has effected a trade in the Company’s Common Stock within the sixty days prior to November 8, 1984.

(1)	Includes 746,555 shares, acquired jointly by the Reporting Persons on November 8, 1984. See description of this acquisition contained in Item 4 hereof

CUSIP No. 030371108	SCHEDULE 13D

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to the Securities of the Issuer.

Messrs. Kraft and Wintemute have agreed to share all expenses associated with acquiring shares of Common Stock of the Company. There are no other contracts, arrangements, understandings or relationships (legal or otherwise) between the Reporting Persons or between such persons and any other person with respect to any securities of the Company.

Item 7.	Material to Be Filed as Exhibits.

Form of Stock Purchase Agreement	Exhibit 1

Selling Stockholder Information	Exhibit 2

SIGNATURES

After reasonable inquiry and to the best knowledge and belief of each of the undersigned, the undersigned each certify that the information set forth in this Amendment No. 1 with respect to such signatory is true, complete and correct.

Name	Date of Execution

/s/ GLENN A. WINTEMUTE	November 16, 1984
Glenn A. Wintemute

/s/ HERBERT A. KRAFT	November 16, 1984
Herbert A. Kraft

EXHIBIT 3

CUSIP No. 030371108	SCHEDULE 13D

SECOND AMENDMENT

Item 1.	Security and Issuer.

This Amendment No. 2 relates to the common stock, $.10 par value per share (the “Common Stock”), of American Vanguard Corporation, a Delaware corporation (the “Company”), whose principal executive offices are located at 4100 East Washington Boulevard, Los Angeles, California 91504. An original Schedule 13D was filed by Glenn A. Wintemute and Herbert A. Kraft on November 4, 1983 (the “1983 Filing”). An Amendment No. 1 to the 1983 Filing was filed November 19, 1984 (the “1984 Filing”).

Item 2.	Identity and Background.

Two persons are jointly filing this statement: Herbert A. Kraft and Glenn A. Wintemute (sometimes referred to herein as the “Reporting Persons”). Reference is made to the discussion set forth under Item 2 of the 1983 filing, which information is incorporated herein by this reference.

Item 3.	Source and Amount of Funds or Other Consideration.

Certain information with respect to the shares previously owned by the Reporting Persons, is set forth in Item 3 of the 1983 filing and Item 3 of the 1984 filing, which information is incorporated herein by this reference.

On May 10, 1985 the Reporting Persons acquired 55,449 shares of the Common Stock of the Company. These shares were acquired pursuant to a three-year promissory notes delivered to each selling stockholder providing for semi-annual payments of interest; such payments are secured by a pledge of the shares of Common Stock so acquired. No down payment was required by the Stock Purchase Agreements, and no decision has been made by the Reporting Persons as to the method of obtaining funds necessary to make the installment payments called for under the promissory note.

The above-referenced purchase is evidenced by a Stock Purchase Agreement identical in form to that attached as Exhibit 1 to the 1983 filing. That Exhibit 1 to the 1983 filing is hereby incorporated herein by this reference.

CUSIP No. 030371108	SCHEDULE 13D

Item 4.	Purpose of Transaction.

At the time of the acquisition of shares of the Common Stock by the Reporting Persons described in the 1983 filing, the 1984 filing, and in the previous Item 3, there were and are no plans or proposals by or between the Reporting Persons which would relate to or result in matters described in clauses (b) through (j) of Item 4 of Schedule 13D.

The Reporting Persons are both directors and executive officers of the Company.

The Reporting Persons do not intend to materially change the Company’s management, present capitalization or dividend policy, the charter documents or the Company’s business or corporate structure.

The purpose of the purchase by the Reporting Persons of the Common Stock of the Company is to obtain control of the Company.

Item 5.	Interest of Securities of the Issuer.

The following information is furnished with respect to the Common Stock of the Company beneficially owned by each of the Reporting Persons:

Name	Total Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned	Number of Shares Sole Power to Vote	Number of Shares Shared Power to Vote	Number of Shares Sole Power of Disposition	Number of Shares Shared Power of Disposition
Herbert A. Kraft	923,913	(1)	52.94%	121,909	802,004	121,909	802,004
Glenn A. Wintemute	1,118,525	(1)	64.09%	316,521	802,004	316,521	802,004

(1)	These figures include 802,004 shares of the Company which were acquired jointly by the Reporting Persons on two separate occasions. The first purchase occurred on November 8, 1984 and the second on May 10, 1985 (see descriptions of these acquisitions in Items 3 and 4 of this Schedule 13D and Items 3 and 4 of the 1984 filing). In each instance, the purchase was made pursuant to a joint venture agreement between Messrs. Kraft and Wintemute.

CUSIP No. 030371108	SCHEDULE 13D

With the exception of the transaction referred to in this Schedule 13D, neither of the Reporting Persons has effected a trade in the Company’s Common Stock within the 60 days prior to May 10, 1985.

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to the Securities of the Issuer.

Messrs. Kraft and Wintemute have agreed to share all expenses associated with acquiring shares of Common Stock of the Company. There are no other contracts, arrangements, understandings, or relationships (legal or otherwise) between the Reporting Persons or between such persons and any other person with respect to any securities of the Company.

Item 7.	Material to Be Filed as Exhibits.

Not applicable.

SIGNATURES

After reasonable inquiry and to the best knowledge and belief of each of the undersigned, the undersigned each certify that the information set forth in this Amendment No. 2 with respect to such signatory is true, complete and correct.

Name	Date of Execution

/S/ GLENN A. WINTEMUTE	May 17, 1985
Glenn A. Wintemute

/S/ HERBERT A. KRAFT	May 17, 1985
Herbert A. Kraft